                                                                   EXHIBIT 10.55



               AMENDMENT NUMBER ONE OF SHARE RESTRICTION AGREEMENT


         WHEREAS, a certain Share Restriction Agreement (the "Agreement") was made and entered into as of November 30, 1998 by and between the Principal Stockholders identified on Schedule A attached hereto and Taylor Capital Group, Inc., a Delaware corporation (the "Corporation"); and

         WHEREAS, the Principal Stockholders listed as Depositors and the Parties listed as Trustees on Schedule B attached hereto entered into a certain Voting Trust Agreement dated as of November 30, 1998; and

         WHEREAS, the Principal Stockholders and the Corporation desire to amend the Share Restriction Agreement to allow for certain permitted transfers.

         NOW, THEREFORE, the parties hereto do hereby amend the Agreement as follows:

         FIRST: The parties hereto hereby add the following subparagraph (d) of paragraph 3 of the Agreement which shall immediately follow subparagraph (c) of paragraph 3:

         "(d) Any Stockholder may transfer Shares to any trust for the benefit of said Stockholder, to any trust for the benefit of the spouse (or surviving spouse) of said Stockholder, to any descendant of said Stockholder and/or to any trust for the benefit of any descendant of said Stockholder;"

         SECOND: The parties hereto hereby add the following paragraph 7 of the Agreement which shall immediately follow paragraph 6:

         "6. The provisions of this Agreement may be amended upon the written consent of the parties hereto."

         THIRD: In all other respects the parties do hereby affirm and ratify the Share Restriction Agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the 1st day of December, 1999.


                               CORPORATION

                               Taylor Capital Group, Inc.



                               By:  /s/ Bruce W. Taylor
                                  ---------------------------------------
                               Its: President
                                   --------------------------------------



                               PRINCIPAL STOCKHOLDERS


                               /s/ Iris Tark Taylor
                               --------------------------------------------
                               Iris Tark Taylor, as Trustee Under Voting Trust Agreement dated as of November 30, 1998



                               /s/ Jeffrey W. Taylor
                               --------------------------------------------
                               Jeffrey W. Taylor, as Trustee Under Voting Trust Agreement dated as of November 30, 1998



                               /s/ Bruce W. Taylor
                               --------------------------------------------
                               Bruce W. Taylor, as Trustee Under Voting Trust Agreement dated as of November 30, 1998



                               /s/ Cindy Taylor Bleil
                               --------------------------------------------
                               Cindy Taylor Bleil, as Trustee Under Voting Trust Agreement dated as of November 30, 1998

                            TAYLOR FAMILY PARTNERSHIP, L.P.
                            -------------------------------

                            Shirley Tark Grandchildrens Trust F/B/O Jeffrey W. Taylor U/A/D 1/20/78, General Partner




                            By:  /s/ Iris Tark Taylor
                               --------------------------------------------
                                     Iris Tark Taylor, Trustee



                            By:  /s/ Melvin E. Pearl
                               --------------------------------------------
                                     Melvin E. Pearl, Trustee



                            Shirley Tark Grandchildrens Trust F/B/O Bruce W. Taylor U/A/D 1/20/78, General Partner



                            By:  /s/ Iris Tark Taylor
                               --------------------------------------------
                                     Iris Tark Taylor, Trustee




                            By:  /s/ Melvin E. Pearl
                               --------------------------------------------
                                     Melvin E. Pearl, Trustee



                            Shirley Tark Grandchildrens Trust F/B/O Cindy Taylor Bleil U/A/D 1/20/78, General Partner



                            By:  /s/ Iris Tark Taylor
                               --------------------------------------------
                                     Iris Tark Taylor, Trustee




                            By:  /s/ Melvin E. Pearl
                               --------------------------------------------
                                     Melvin E. Pearl, Trustee

                                     Cindy L. Taylor Gift Trust U/A/D 6/10/82



                                     By:  /s/ Melvin E. Pearl
                                        ---------------------------------------
                                              Melvin E. Pearl, Trustee



                                     Bruce W. Taylor Gift Trust U/A/D 6/10/82



                                     By:  /s/ Melvin E. Pearl
                                        ---------------------------------------
                                              Melvin E. Pearl, Trustee



                                     Jeffrey W. Taylor Gift Trust U/A/D 6/10/82


                                     By:  /s/ Melvin E. Pearl
                                        ---------------------------------------
                                              Melvin E. Pearl, Trustee

                                   SCHEDULE A


Principal Stockholder

SHIRLEY TARK GRANDCHILDRENS TRUSTS:

for Jeffrey
for Bruce
for Cindy


TAYLOR FAMILY PARTNERSHIP, L.P.


SHIRLEY TARK GREAT-GRANDCHILDRENS TRUST:

for Family of Jeffrey
for Family of Cindy
for Family of Bruce


TAYLOR GIFT TRUSTS:

Cindy Taylor Gift Trust
Bruce Taylor Gift Trust
Jeff Taylor Gift Trust


TAYLOR ANNUAL GIFT TRUSTS:

for Jeffrey
for Bruce
for Cindy
for Brian
for Adam
for Melissa
for Emily
for Stephanie Lynn
for Lisa Rebecca
for Rebecca Inez
for Brett Daniel
for Elizabeth Ann
for Ryan

IRIS FUND U/LILLIAN M. TARK TRUST


TAYLOR 1992 GIFT TRUSTS:

for Stephanie
for Lisa
for Rebecca
for Brett
for Elizabeth
for Ryan
for Elliott
for Adam
for Emily
for Melissa
for Brian


Sidney J. Taylor Revocable Trust
Sidney J. Taylor Revocable Trust
Sidney J. Taylor
Sidney J. Taylor IRA
Cindy Taylor Bleil
Jeffrey W. Taylor
Bruce W. Taylor
Susan Taylor Revocable Trust
Barbara Taylor
Dan Bleil

                                   SCHEDULE B



Depositor                                            Trustee

SHIRLEY TARK GRANDCHILDRENS TRUSTS:

for Jeffrey                                          Jeffrey Taylor
for Bruce                                            Bruce Taylor
for Cindy                                            Cindy Taylor Bleil


SHIRLEY TARK GREAT-GRANDCHILDRENS TRUST:

for Family of Jeffrey                                Jeffrey Taylor
for Family of Cindy                                  Cindy Taylor Bleil
for Family of Bruce                                  Bruce Taylor


TAYLOR ANNUAL GIFT TRUSTS:

for Jeffrey                                          Jeffrey Taylor
for Bruce                                            Bruce Taylor
for Cindy                                            Cindy Taylor Bleil
for Brian                                            Jeffrey Taylor
for Adam                                             Jeffrey Taylor
for Melissa                                          Jeffrey Taylor
for Emily                                            Jeffrey Taylor
for Stephanie Lynn                                   Bruce Taylor
for Lisa Rebecca                                     Jeffrey Taylor
for Rebecca Inez                                     Cindy Taylor Bleil
for Brett Daniel                                     Bruce Taylor
for Elizabeth Ann                                    Cindy Taylor Bleil
for Ryan                                             Bruce Taylor

IRIS FUND U/LILLIAN M. TARK TRUST                    Iris Tark Taylor


TAYLOR 1992 GIFT TRUSTS:

for Stephanie                                        Bruce Taylor
for Lisa                                             Jeffrey Taylor
for Rebecca                                          Cindy Taylor Bleil
for Brett                                            Bruce Taylor
for Elizabeth                                        Cindy Taylor
for Ryan                                             Bruce Taylor
for Elliott                                          Jeffrey Taylor
for Adam                                             Jeffrey Taylor
for Emily                                            Jeffrey Taylor
for Melissa                                          Jeffrey Taylor
for Brian                                            Jeffrey Taylor


Sidney J. Taylor Revocable Trust                     Iris Tark Taylor
Sidney J. Taylor Revocable Trust                     Iris Tark Taylor
Sidney J. Taylor                                     Iris Tark Taylor
Sidney J. Taylor IRA                                 Iris Tark Taylor
Cindy Taylor Bleil                                   Cindy Taylor Bleil
Jeffrey W. Taylor                                    Jeffrey  Taylor
Bruce W. Taylor                                      Bruce Taylor
Susan Taylor Revocable Trust                         Jeffrey Taylor
Barbara Taylor                                       Bruce Taylor
Dan Bleil                                            Cindy Taylor Bleil